UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1990 E. Grand Avenue
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2026, the Company and an institutional investor (the “Investor”) entered into an amendment (the “Note Amendment”) to a senior convertible note in the original principal amount of $10 million (the “Investor Note”) issued by the Company to the Investor pursuant to a securities purchase agreement by and among the Company, the Investor, and certain other institutional investors, dated as of May 15, 2026 (the “May SPA”).

In connection with the Note Amendment, the Company, the Investor and East West Bank also entered into an amendment (the “DACA Amendment” and together with the Note Amendment, the “Investor Amendments”) to the existing Deposit Account Control Agreement under which the Company’s obligations under the May SPA and Investor Note are secured (the “Investor DACA”).

Pursuant to the Investor Amendments, the Investor Note and Investor DACA shall be amended to (i) permit the prepayment of any portion of the Outstanding Principal Value and Interest (as defined in the Investor Note) and (ii) establish a flexible repayment schedule under the Investor Note.

The foregoing summary of the Investor Amendments does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of each of the Investor Amendments, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Current Reports on Form 8-K describing the May SPA and the transactions contemplated thereby, were filed by the Company with Securities and Exchange Commission on May 18, 2026, and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 18, 2026, the Company issued a press release with respect to the Agreements disclosed under Item 1.01 above. A copy of such press release is furnished hereto as Exhibit 99.1, and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1*†	Amendment No. 1 to Convertible Note
10.2 *†	Amendment No. 1 to Deposit Account Control Agreement
99.1	Press Release dated September 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain portions of this document that constitute confidential information have been redacted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 18, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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